UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event) November 1, 2006

                                KOPIN CORPORATION
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        000-19882               04-2833935
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                    200 John Hancock Road, Taunton, MA 02780
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
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     Kopin  Corporation  issued a press  release on November 1, 2006,  a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that it plans to report preliminary financials results for the third quarter ended September 30, 2006 on Tuesday, November 7, 2006. It also announced that its Board of Directors has appointed a special committee to review its past stock option practices and that a derivative lawsuit related to certain stock option grants issued by the company between 1996 and 2001 has been filed in Massachusetts against certain directors and officers of the company and, as a nominal defendant, the company. In addition, the company announced that it will not file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 until after the completion of the special committee's review and therefore that it is probable that this report will not be filed by the November 10, 2006 filing deadline.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

          (d)  Exhibits.

          99.1   Kopin Corporation Press Release, dated November 1, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KOPIN CORPORATION


Dated: November 2, 2006         By: /s/ Richard A. Sneider
                                    --------------------------------------------
                                    Richard A. Sneider
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)